As filed with the Securities and Exchange Commission on December 6, 2022

Registration Statement No. 333-268585

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PRE-EFFECTIVE

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BurgerFi International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	82-2418815
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220

Fort Lauderdale, Florida 33309

(954) 618-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stefan K. Schnopp

Chief Legal Officer and Corporate Secretary

BurgerFi International, Inc.

200 West Cypress Creek Rd., Suite 220

Fort Lauderdale, Florida 33309

(954) 618-2040

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Bradley Houser, Esq.

Shane Segarra, Esq.

Holland & Knight LLP

701 Brickell Avenue, Suite 3300

Miami, Florida 33131

Tel: (305) 374-8500

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to Form S-3 (Registration No. 333-268585) constitutes a pre-effective amendment to our registration statement on the Form S-3 filed with the SEC on November 29, 2022. The purpose of this Pre-Effective Amendment is to file an updated exhibit index to list additional exhibits being filed or that will be filed by amendment or incorporated by reference in connection with an offering of the applicable securities and to file Exhibits 4.5 and 4.6. Accordingly, this Pre-Effective Amendment consists only of the facing page, this explanatory note, Part II, Item 16 of the Registration Statement and the signature page to the Registration Statement. The remainder of the Registration Statement, including the prospectus, is unchanged and has been omitted. All filing fees payable in connection with the securities covered by this registration statement were paid by the registrant at the time of the initial filing of the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

Exhibit No.	Document

2.1	Membership Interest Purchase Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on June 30, 2020).

2.2	Amendment Agreement to the Membership Interest Purchase Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on October 1, 2020).

2.3	Amended and Restated Stock Purchase Agreement dated November 3, 2021 by and among Hot Air, Inc., Cardboard Box, LLC and the Company (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on November 5, 2021).

3.1	Amended and Restated Certificate of Incorporation of the Company, effective on December 16, 2020 (Incorporated by reference to Exhibit 3.1 to the registrant’s Annual Report on Form 10-K filed by the registrant on April 14, 2022).

3.2	Certificate of Designation of Series A Preferred Stock of the Company, dated November 3, 2021 (Incorporated by reference to Exhibit 4.2 to the Company’s registration statement on Form S-8 filed by the Company on November 3, 2021).

3.3	Second Amended and Restated Bylaws of the Company, effective as of March 23, 2022 (Incorporated by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed by the registrant on March 24, 2022).

4.1	Description of Capital Stock (Incorporated by reference to Exhibit 4.1 to the registrant’s Annual Report on Form 10-K filed by the registrant on April 14, 2022).

4.2	Specimen Common Stock Certificate (Incorporated by reference to Exhibit 4.2 to the registrant’s Annual Report on Form 10-K filed by the registrant on April 14, 2022).

4.3	Specimen Warrant Certificate (Incorporated by reference to Exhibit 4.3 to the registrant’s Annual Report on Form 10-K filed by the registrant on April 14, 2022).

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2018).

4.5	Form of Senior Indenture

4.6	Form of Subordinated Indenture

4.7*	Form of Warrant Agreement

4.8*	Form of Warrant

4.9*	Form of Depositary Agreement

4.10*	Form of Depositary Receipt

4.11*	Form of Unit Agreement

4.12*	Form of Unit Certificate

4.13*	Form of Rights Agreement

4.14*	Form of Rights Certificate

4.15*	Form of Certificate of Designation of Preferred Stock

4.16*	Form of Specimen of Preferred Stock Certificate

5.1	Opinion of Holland & Knight LLP (Filed as Exhibit 5.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-268585) filed on November 29, 2022)

23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1)

II-1

23.2	Consent of BDO USA, LLP (Filed as Exhibit 23.2 to the Company’s Registration Statement on Form S-3 (Registration No. 333-268585) filed on November 29, 2022)

23.3	Consent of BDO USA, LLP (Filed as Exhibit 23.3 to the Company’s Registration Statement on Form S-3 (Registration No. 333-268585) filed on November 29, 2022)

24.1	Power of Attorney (Filed as Exhibit 24.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-268585) filed on November 29, 2022)

25.1**	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 under the Senior Indenture and the Subordinated Indenture

107	Filing Fee Table (Filed as Exhibit 107 to the Company’s Registration Statement on Form S-3 (Registration No. 333-268585) filed on November 29, 2022)

*	To be filed by amendment or incorporated by reference in connection with the offering of the securities.
**	To be filed separately pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, if applicable.

II-2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Lauderdale, State of Florida on December 6, 2022.

BURGERFI INTERNATIONAL, INC.

/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ *** Ian Baines ***Signature delivered under Power of Attorney	Chief Executive Officer (Principal Executive Officer)	December 6, 2022

/s/ Michael Rabinovitch Michael Rabinovitch	Chief Financial Officer (Principal Financial and Accounting Officer)	December 6, 2022

/s/ *** Ophir Sternberg ***Signature delivered under Power of Attorney	Executive Chairman of the Board	December 6, 2022

/s/ *** Allison Greenfield ***Signature delivered under Power of Attorney	Director	December 6, 2022

/s/ *** Vivian Lopez-Blanco ***Signature delivered under Power of Attorney	Director	December 6, 2022

/s/ *** Gregory Mann ***Signature delivered under Power of Attorney	Director	December 6, 2022

*** Martha Stewart ***Signature delivered under Power of Attorney	Director	December 6, 2022

*** Andrew Taub ***Signature delivered under Power of Attorney	Director	December 6, 2022

***/s/ Michael Rabinovitch
Michael Rabinovitch
Attorney-in-fact